Exhibit 99.1

KIRKLAND’S ANNOUNCES EXTENSION OF VOTING DEADLINE FOR UPCOMING SPECIAL MEETING OF SHAREHOLDERS

Preliminary Voting Report Shows 94.3% of Votes in Favor of Proposal for Share Issuance to Beyond, Inc.

NASHVILLE, Tenn. (December 19, 2024) — Kirkland’s, Inc. (Nasdaq: KIRK) (“Kirkland’s” or the “Company”), a specialty retailer of home décor and furnishings, announced its decision to extend the voting deadline for its upcoming special meeting of shareholders originally scheduled for December 23, 2024. The special meeting will be convened as scheduled and adjourned to a later date in order to allow for additional time to satisfy applicable quorum requirements.

Based on the preliminary reports from the votes submitted as of December 19, 2024, approximately 94.3% of votes represented in person or by proxy at the Special Meeting were voted “For” the proposal to approve the issuance of shares of Kirkland’s common stock to Beyond, Inc. in connection with the strategic partnership between the companies and in accordance with applicable Nasdaq Listing Rules, indicating an overwhelming level of support from participating shareholders. However, at this time, the Company has received proxies representing approximately 37.2% of total shares outstanding as of the record date, less than the majority needed under applicable law and the Company’s bylaws.

“The strong positive preliminary vote results have confirmed broad shareholder support. We are thankful for our shareholders for their participation in this important process. The approval of the proposal is a key milestone in strengthening our financial position heading into 2025,” commented Amy Sullivan, CEO of Kirkland’s. “Our teams remain committed to furthering the strategic initiatives at Kirkland’s Home and are continuing to work together with the Beyond team to revitalize the iconic Bed Bath and Beyond brand and build the foundation for its brick-and-mortar strategy. We believe through this partnership we will accelerate our growth trajectory and deliver long-term value to our shareholders. We believe that providing more time for the Company to solicit votes and for additional shareholders to participate, especially as we move past the holidays, will secure a quorum.”

“We support the decision to extend the voting period to ensure all Kirkland’s shareholders have ample opportunity to participate, particularly given the busy holiday season. With the preliminary voting results thus far, we are extremely confident that shareholders understand the merits of our strategic partnership,” said Marcus Lemonis, Executive Chairman of Beyond, Inc. “We have strong conviction in the management team and look forward to working together towards our common goals including enhancing the Bed Bath and Beyond brand with an omni-channel offering for customers.”

Additional information related to revised deadlines for submission of proxies and timing for the reconvened special meeting will be included in an amended notice of meeting and supplemental proxy materials that will be mailed to Kirkland’s stockholders as soon as they are available. The record date for the meeting will continue to be November 5, 2024, and there is no need for shareholders to revote shares if votes have already been cast.

About Kirkland’s, Inc.

Kirkland’s, Inc. is a specialty retailer of home décor and furnishings in the United States, currently operating 326 stores in 35 states as well as an e-commerce website, www.kirklands.com, under the Kirkland’s Home brand. The Company provides its customers an engaging shopping experience characterized by a curated, affordable selection of home décor and furnishings along with inspirational design ideas. This combination of quality and stylish merchandise, value pricing and a stimulating in-store and online environment provides the Company’s customers with a unique brand experience. More information can be found at www.kirklands.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “aim,” “believe,” “can,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “forecast,” “plan,” “possible,” “intend,” “target,” or the negative of these words or other similar expressions that concern the Company’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements in this communication include, but are not limited to, the Company’s ability to consummate the Transactions and satisfy applicable closing conditions, including the receipt of its shareholders’ approval of the Nasdaq Proposal. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties, including changes in the Company’s plans or assumptions, that could cause actual results to differ materially from those projected. These risks include the risk of the Company’s shareholders not approving the Transactions, the occurrence of any event, change or other circumstances that could result in the Subscription Agreement being terminated or the Transactions not being completed on the terms reflected in the Subscription Agreement, or at all, and uncertainties as to the timing of the consummation of the Transactions; the ability of each party to consummate the Transactions; risks related to optional conversion of the convertible note under the Beyond Term Loan; risks related to the Collaboration Agreement and the Trademark License Agreement; the effect of the announcement or pendency of the Transactions on the Company’s business relationships, operating results and business generally; risks related to the Special Meeting diverting management’s attention from the Company’s ongoing business operations; unexpected costs, charges or expenses resulting from the Transactions; potential litigation relating to the Transactions that could be instituted against Beyond, the Company or their affiliates’ respective directors, managers or officers, including the effects of any outcomes related thereto; continued availability of capital and financing; the ability to obtain the various synergies envisioned in the Collaboration Agreement; the ability of the Company to successfully open Bed Bath & Beyond stores; the ability of each company to successfully market their products to the other company’s customers and to implement its plans, forecasts and other expectations with respect to its business after the completion of the transaction and realize additional opportunities for growth and innovation; and other risks detailed in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2024 and subsequent filings. All information provided in this communication is as of the date hereof, and the Company undertakes no duty to update this information unless required by law. These forward-looking statements should not be relied upon as representing the Company’s assessment as of any date subsequent to the date of this communication.

Additional Information and Where to Find it

In connection with the Special Meeting to approve the Nasdaq Proposal, the Company filed a definitive proxy statement on Schedule 14A with the SEC on November 8, 2024. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement was mailed or made available to shareholders of the Company on or about November 8, 2024. Shareholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, shareholders may obtain free copies of the documents (when they become available) on the Company’s website, https://ir.kirklands.com/or by contacting Investor Relations by mail at Attn: Investor Relations, 5310 Maryland Way, Brentwood, TN 37027.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the Special Meeting to approve the Nasdaq Proposal. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Transactions and their respective direct and indirect interests in the Transactions, by security holdings or otherwise, will be if any, is included in the definitive proxy statement and other materials to be filed with the SEC in connection with the Transactions (if and when they become available). Free copies of these documents may be obtained as described in the preceding paragraph.